UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 17, 2013
Date of Report (Date of earliest event reported)

PLURES TECHNOLOGIES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5297 Parkside Drive
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(585) 905-0554
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2013, Aaron Dobrinsky became a director and Vice Chairman of the Board of Directors of the Registrant.

Since December 12, 2012 Mr. Dobrinsky has been President of Signalpoint, Inc. He joined Wave2Wave as its Chief Executive Officer in September 2010. Since January 2006, Mr.Dobrinsky has served as president of Dobrinsky Management, Inc. (DMI), a management consulting and advisory firm providing strategic, operational and financial guidance to startup and mid-stage companies. Mr. Dobrinsky also served as interim-chief executive officer of KSR, an online national specialty supermarket from June 2009 through September 2010. Mr.Dobrinsky founded GoAmerica (now Purple Communications (NASDAQ: PRPL)) in 1996, and from 1996 to June 2008, he served as the chairman of its board of directors. He also served as president of GoAmerica until November 2000 and chief executive officer until January 2003.Mr.Dobrinsky served as chairman of the board of directors of Purple Communications from 2003 through 2009 and rejoined the board of directors in March 2010 as a director. He also serves as a strategic advisor to the board of directors of Purple Communications. Mr. Dobrinsky was an executive member of the board of directors of RoomLinX, Inc.(Nasdaq: RMLX), a provider of wireless broadband solutions to hotels and conference centers, from June 2004 through November 2006, where he also served as chief executive officer from June 2004 through November 2005. Mr. Dobrinsky has also served as a board advisor and board member for several private companies and non-profit organizations. Mr. Dobrinsky received his BA in Economics and Finance from Yeshiva University and he attended New York University School of Business where he studied Marketing and Finance.

DMI, of which Mr. Dobrinsky is Presdient, has been retained as a consultant to the Registrant in the areas of financing and mergers and acquisitions. The consulting agreement has a term of six months and provides for a fee of $15,000 per month, and certain additional compensation in the nature of possible bonuses and a warrant to purchase 795,000 shares of common stock of the Registrant  Please see Item 9, Financial Statements Exhibits, for  further information.

Item 9.01 Financial Statements and Exhibits

10.01 Consulting Agreement between the Registrant and Dobrinsky Management, Inc. dated July 17, 2013

10.02  Warrant granted by  the Registrant to Dobrinsky Management, Inc. dated July 17 , 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date July 22, 2013	Plures Technologies, Inc.

By: /s/ David R. Smith
David R. Smith
CEO